UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

  FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

  601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events

Attached hereto as Exhibit 99 is an investor presentation being presented by management on Wednesday September 7, 2016.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99	Slide presentation for Raymond James U.S. Bank Conference on September 7, 2016 (furnished pursuant to Item 8.01 hereof)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By: /s/ Kevin T. Thompson

Kevin T. Thompson

Chief Financial Officer

Date: September 7, 2016